UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2020

 Natus Medical Incorporated
(Exact name of registrant as specified in its charter)

000-33001
(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
6701 Koll Center Parkway, Suite 120
Pleasanton, CA 94566
(Address of principal executive offices) (Zip Code)
925-223-6700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying

with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NTUS	The Nasdaq Stock Market LLC
(The Nasdaq Global Market)

Item 8.012.	Other Events
On March 4, 2020, the Securities and Exchange Commission issued an order (Release No. 34-88318) under Section 36 of the Exchange Act granting exemptions from specified provisions of the Exchange Act and certain rules thereunder, as superseded by a subsequent order (Release No. 34-88465) issued on March 25, 2020 (collectively, the “Order”). As permitted by the Order, Natus Medical Incorporated (the “Company”) will delay the filing of the information required in Part III (the “Part III Information”) of the Company’s 2019 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 2, 2020 (“Form 10-K”), which Part III Information will be filed when the Company’s definitive proxy statement (the “Proxy Statement”) is filed. Certain administrative delays caused by the implementation of policies to minimize health risks of the COVID-19 pandemic, including delays relating to offices closures and work from home policy, have in turn caused a delay in the completion of the Part III Information. The Company is in the process of working on a remote basis to complete and file the Proxy Statement, including the Part III Information, as quickly as possible.

Given the impact of the aforementioned circumstances, the Company was unable to compile and review certain information required to file the Part III Information by the original filing deadline, without unreasonable effort or expense. The Company is relying on the Order to delay the filing of the Part III Information and is accordingly filing this Current Report on Form 8-K. The Company expects to file the Part III Information, by way of filing its Proxy Statement, by May 8, 2020 (which, in accordance with the terms of the Order, is within 45 days of the original filing deadline).

In connection with the foregoing, the Company hereby incorporates by reference the risk factors contained in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 to the extent relating to the COVID-19 pandemic.

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED (Registrant)

Dated: May 4, 2020	By:	/s/ B. Drew Davies
Executive Vice President and Chief Financial Officer